HIV-VAC, INC.


HIV-VAC, Inc.
12 Harben Court
Collingwood, Ontario
Canada L9Y 4L8


Ladies and Gentlemen:

     HIV-VAC, Inc. (the "Company") is offering (the "Offering") 300,000 Units comprising one Series B Convertible Preferred Share(the "Shares") and Ten Warrants, each warrant having the right to to purchase one common share. The Units are fully described in Exibits A, B and C. The Units are offered at a purchase price of $.05 per Unit. The offering shall terminate on the earlier of the sale of all of the Units offered or June 25, 2002 unless extended by the Company, in its sole discretion (as so extended, the "Termination Date").

             The   undersigned    (hereinafter   referred   to   as   the
        "Subscriber") hereby subscribes for the number of Units set forth on the signature pages hereof (page 14 for an individual and joint purchasers and pages 15 and 17 for Corporations, Trusts and Partnerships). The entire purchase price is due and payable upon the execution of this Subscription Agreement, and unless otherwise mutually agreed, shall be paid by check, subject to collection, to the order of "HIV-VAC, Inc."

             The Units may be converted by the Subscriber by surrendering to the the Company, as set forth herewith, a duly executed and completed notice (the "Conversion Notice") in the form attached hereto as Exhibit B.

     The Company shall have the right to reject this subscription in whole or in part.

     In order to participate in this Offering, prospective investors are required to complete, sign and return to the Company, at its address above,
Attn: Kevin W. Murray: (i) two signed copies of the Subscription Agreement and all other documents required to be executed in connection with the issuance of the Units (the "Subscription Documents") and (ii) payment by check to the order of HIV-VAC, Inc."

     At closing, the Company will cause to be issued to each Subscriber the shares and warrants comprising the units and deliver them to the Subscriber at the address appearing on the signature page of this Subscription Agreement.

     Acceptance of subscriptions will be evidenced by the Companys execution of a copy of each Subscribers Subscription Agreement, and the transmittal thereof to the Subscriber. The Company reserves the right to limit or reject subscriptions for any reason.

     The undersigned acknowledges that the Shares will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any State, that absent an exemption from registration contained in those laws, the issuance and sale of the Shares would require registration, and that the Company's reliance upon any such exemption is invariably based upon the undersigned's representations, warranties, and agreements contained in this Subscription Agreement.

     1.   Representations and Warranties of Subscriber.
          ---------------------------------------------

     The undersigned represents, warrants, and agrees as follows:

     (a) This Subscription Agreement is irrevocable.

     (b) He has carefully read and understands the terms of this Subscription Agreement. He has read the Term Sheet and Memorandum dated as of June 20, 2002 (the "Disclosure Documents"). In addition, he has been given the opportunity to conduct a "due diligence" inquiry into the business of the Company, to ask questions of, and receive answers from, the Company and its management concerning the terms and conditions of the Offering and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same, as the undersigned desires in order to evaluate his investment.

     (c) He is aware that the purchase of the Shares is a speculative investment, involving a high degree of risk and that there is no guarantee that he will realize any gain from this investment, and that his entire investment could be lost.

     (d) He understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering or any recommendation or endorsement of the Offering.

     (e) He is purchasing the Shares for his own account, with the intention of holding the Shares indefinitely, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares and shall not make any sale, transfer, or pledge thereof without registration under the 1933 Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

     (f) He, if an individual, has adequate means of providing for his current needs and personal and family contingencies and has no need for liquidity in his investment in the Shares. He has no reason to anticipate any material change in his personal financial condition for the foreseeable future.

     (g) He is financially able to bear the economic risk of this investment, including the ability to hold the Shares indefinitely or to afford a complete loss of his investment in the Shares.

     (h) His overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and the investment in the Units will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Shares are being sold to him and to others would not be available if the undersigned's present intention were to hold the Shares for a fixed period or until the occurrence of a certain event. The undersigned realizes that in the view of the Securities and Exchange Commission ("SEC"), a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Shares, and for which the Shares may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company, and the SEC would then regard such sale as one for which no exemption from registration is available. The undersigned will not pledge, transfer or assign this Subscription Agreement.

     (i) The funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

     (j) FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g. if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring Shares and (iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

     (k) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual, or its principal business address if a corporation or other entity.

     (l) He has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

     (m) He acknowledges that the certificate for the Shares will contain a legend substantially as follows:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAS BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THESE SECURITIES.

     (n) He expressly acknowledges and understands that the Company is relying upon the undersigned's representation contained in the Subscription Agreement and Purchaser Questionnaire.

     (o) He understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold the Company and its officers, directors and counsel harmless from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in any Subscription Document. Such indemnification shall be deemed to include not only the specific liabilities or obligation with respect to which such indemnity is provided, but also all reasonable costs expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.

     2.   Representations and Warranties of the Company.
          ----------------------------------------------

     The Company represents, warrants and covenants that it is duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada and has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business as described in the Disclosure Documents; to enter into this Subscription Agreement; to issue the Shares, and to be bound by the provisions and conditions hereof.

     3.   Registration Under The Securities Act of 1933
          ---------------------------------------------

          3.1 Registration Rights.

               (a) Right to include Registrable Securities. By September 30, 2002, the Company shall file a registration statement with the SEC pursuant to the Act registering the shares of the Companys common stock into which the Shares are convertible (hereinafter, the "Registrable Securities"). Such rights are referred to hereinafter as "Registration Rights." The Company shall keep such registration statement in effect and maintain compliance with each Federal and state law or regulation for the period necessary for such Subscriber to effect a conversion of the Shares (but in no event for a period greater than nine (9) months).

               (b) Payment of Registration Expenses. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to the Registration Right contained in this Section 3.1.

          3.2 Registration Procedures. If and whenever the Company is required to take action pursuant to any Federal or state law or regulation to permit the sale or other disposition of any Registrable Securities that are then held, in order to effect or cause the registration of any Registrable Securities under the 1933 Act as provided in this Article 3, the Company shall, as expeditiously as practicable:

               (a) Prepare and file with the SEC, as soon as practicable, a Registration Statement or Registration Statements relating to the registration on any appropriate form under the 1933 Act, which form shall be available for the sale of the Registrable Securities and use its best efforts to cause such Registration Statement to become effective;


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

               (b) Prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for a reasonable period not to exceed nine (9) months; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

               (c) Notify the selling Subscribers of Registrable Securities promptly, and (if requested by any such person) confirm such advice in writing,
(i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (d) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

               (e) Furnish to each selling shareholder of Registrable Securities, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference)

               (f) Deliver to each selling shareholder of Registrable Securities, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus), any amendment or supplement thereto as such persons may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling shareholders of Registrable Securities, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

               (g) Cooperate with the selling shareholders of Registrable Securities and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky-laws of such jurisdictions within the United States as any selling shareholder or underwriter reasonably requests in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company will not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject the Company to general service of process in any jurisdiction where it is not at the time so subject;

               (h) Cooperate with the selling shareholders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

               (i) Use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

               (j) Upon the occurrence of any event contemplated by Section 3.2(c) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (k) With respect to each issue or class, of Registrable Securities, use its best efforts to cause all Registrable Securities covered by the Registration Statements to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed if requested by the selling shareholders of a majority of such issue or class of Registrable Securities;

               (l) Enter into such agreements and take all such other action reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities;

               (m)  Make available for inspection by one or more representatives of the selling shareholders of Registrable Securities being sold pursuant to such registration, and any attorney or accountant retained by such selling shareholders all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representatives, in connection with such; and

               (n) Otherwise use its best efforts to comply with all applicable Federal and state regulations; and take such other action as may be reasonably necessary to or advisable to enable each such selling shareholder to consummate the sale or disposition in such jurisdiction or jurisdiction in which any such selling shareholder shall have requested that the Registrable Securities be sold.

     Except as otherwise provided in this Agreement, the Company shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of each Registration Statement and the distribution of any preliminary prospectus included in the Registration Statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other security shareholders.

     The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required by the 1933 Act to be included in such Registration Statement.

          3.3  Indemnification.

               (a) Indemnification by Company. In connection with each Registration Statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless each Subscriber of Registerable Securities and each person, if any, who controls such Subscriber or underwriter (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the 1933 Act, the Securities and Exchange Act of 1934 (the "Exchange Act") or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of the Subscriber on account of any losses, claims, damages or liabilities arising from the sale of the Registrable Securities if such untrue statement or omission was made in such Registration Statement, Prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Subscriber specifically for use therein. The Company shall also indemnify selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Subscriber, if requested. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

               (b)  Indemnification  by  Subscriber.  In  connection  with  each
Registration Statement, the Subscriber shall indemnify, to the same extent as the indemnification provided by the Company in Section 3.3(a), the Company, its directors and each officer who signs the Registration Statement, each other
Subscriber, and each person who controls the Company, such other Subscriber (within the meaning of Section 15 of the Act and Section 20 of the Exchange
Act), but only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by such Subscriber to the Company specifically for use therein. The Company shall be entitled to receive indemnities selling brokers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons specifically for inclusion in any Prospectus, Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto.

               (c) Conduct of Indemnification Procedure. Any party that proposes to assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 3.3(a) or 3.3(b) shall be available to any party who shall fail to give notice as provided in this Section

3.3(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) it shall have been reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party; it being understood, however, that the Company shall not be liable for the fees and expenses of more than one separate counsel representing the indemnified parties) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnified party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

               (d) Contribution. In connection with each Registration Statement relating to the disposition of Registrable Securities, if the indemnification provided for in subsection (a) hereof is unavailable to an indemnified party thereunder in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsections (a) or (b) of this Section 3.3 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

     4.   General
          -------

               (a) Any notice, declaration or other communications required or authorized to be given by any party under this Subscription Agreement to any other party shall be in writing and shall be personally delivered, sent by facsimile transmission (with a copy by ordinary mail in either case) or dispatched by courier, addressed to the other party at the address first above written if to the Company and to the address on the signature page to this Subscription Agreement, if to the Subscriber or such other address as shall be specified by the parties hereto by notice in accordance with the provisions of this section. Any notice shall operate and be deemed to have been served, if personally delivered or sent by fax on the next following business day, and if by courier, on the fifth following business day.

               (b) Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing signed by the party waiving said right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

               (c) The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instrument, which alone fully and completely expresses their agreement.

               (d) This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

               (e) The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

               (f)  This  Subscription   Agreement  shall  be  governed  by  and
construed in accordance with the laws of the State of New York and the undersigned hereby consents to the jurisdiction of the courts of the State of New York and/or the United States District Court for the Southern District of New York.

               (g) This Agreement may be in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed by the Subscriber and by the Company on the respective dates set forth below.

  Number of Units            Price Per Unit          Amount of Purchase Price
  ---------------            --------------          ------------------------

      300,000          x          $0.05         =           $15,000.00
  ---------------

                                      For Corporations, Trusts and Partnerships:



    July 29,2002                      Tradebay Investment Ltd
-----------------------               ------------------------------------------
Date                                  Printed Name of Subscriber


                                      By:   /s/ Rosemary Hunter
-----------------------               ------------------------------------------
Tax Identification No.                Signature of Authorized Signatory


      1784 247 088                    Rosemary Hunter
-----------------------               ------------------------------------------
Telephone No.                         Printed Name of Authorized Signatory


                                      7/11 Minerva Rd, Park Royal
                                      ------------------------------------------
                                      Street Address of Subscriber


                                      London, UK       NW10 6HJ
                                      ------------------------------------------
                                      City    State      Zip

Subscription Accepted by:

HIV-VAC, Inc.

By:   Kevin W Murray                        Date:  July 29,2002
   ---------------------------                   --------------

                SPECIAL SUBSCRIPTION INSTRUCTIONS FOR CORPORATE,
                    PARTNERSHIP, TRUST, AND JOINT PURCHASERS


         If the subscriber is a corporation, partnership, trust, or other entity or joint purchaser, the following additional instructions must be followed. INFORMATION ADDITIONAL TO THAT REQUESTED BELOW MAY ALSO BE REQUIRED BY THE COMPANY IN SOME CASES.

         I. Certificate. The subscriber must date and sign the Certificate below, and, if requested by the Company, the subscriber may also be required to provide an opinion of counsel to the same effect as this Certificate or a copy of (a) the corporation's articles of incorporation, bylaws and authorizing resolution, (b) the partnership agreement, or (c) the trust agreement, as applicable.

         II.      Subscription Agreement

                  A. Corporations. An authorized officer of the corporation must date, sign, and complete the Subscription Agreement with information concerning the corporation. The officer should print the name of the corporation above his signature, and print his name and office below his signature.

                  B. Partnerships. An authorized partner must date, sign, and complete the Subscription Agreement with information concerning the partnership. The partner should print the name of the partnership above his signature, and print his name and the words "general partner" below his signature.

                  C. Trusts. In the case of a trust, the authorized trustee should date, sign, and complete the Subscription Agreement with information concerning the trust. The trustee should print the name of the trust above his signature, and print his name and the word "trustee" below his signature. In addition, an authorized trustee should also provide information requested in the Subscription Agreement as it pertains to him as an individual.

                  D. Joint Ownership. In all cases, each individual must date, sign, and complete the Subscription Agreement. Joint investors must state if they are purchasing the Shares as joint tenants with the right of survivorship, tenants in common, or community property, and each must execute the Subscription Agreement Signature Page.

                     CERTIFICATE FOR CORPORATE, PARTNERSHIP,
                           TRUST, AND JOINT PURCHASERS

         If  the  subscriber  is  a  corporation,   partnership,   trust,  joint
purchaser, or other entity, an authorized officer, partner, or trustee must complete, date, and sign this Certificate.


                                   CERTIFICATE

I hereby certify that:

         a. The subscriber has been duly formed and is validly existing and has full power and authority to invest in HIV-VAC, Inc.

         b. The Subscription Agreement has been duly and validly authorized, executed, and delivered by the subscriber and, upon acceptance by HIV-VAC, Inc. will constitute the valid, binding, and enforceable obligation of the subscriber.



Dated:  July 29, 2002                             Tradebay Investments Ltd
        -------------                             ------------------------
                                                  Name  of  corporation,
                                                  partnership, trust or joint
                                                  purchases (please print)

                                                   /s/ Rosemary Hunter
                                                   -------------------

                                                  Signature and title of
                                                  authorized officer, partner,
                                                  trustee, or joint purchaser

                                    EXHIBIT A


Each Unit shall comprise of One Series B Preferred share, and Ten Warrants, each warrant having the right purchase one common share.


Preferred Series B shares have the following rights:
----------------------------------------------------

1. Dividends. There are no dividend rights applicable to the shares of Series B Preferred.

2. Liquidation. There are no liquidation preferences applicable to the shares of Series B Preferred.

3. Voting. There are no voting rights applicable to the shares of Series B Preferred.

4.   Conversion.  Each share of Series B Preferred shall be convertible into ten
     (10) shares of the Company's common stock at a price per share equal to the greater of: (a) a 35% discount from the closing bid price on the date of the issuance of the Series B Preferred, or (ii) a 35% discount from the average of the lowest three closing bid prices during the three (3) trading days immediately prior to the conversion, or (iii) $0.50 per share and, provided further, that: (i) there are authorized and available for issuance 10,000,000 shares of the Company's common stock, and (ii) a registration statement relating to such 10,000,000 shares of the Company's common stock has been filed with the United States Securities and Exchange Commission, and has been declared effective. Conversion shall be effected by completion of exhibit B (Notice of Conversion) and the exercise of the conversion privilege shall be subject to such additional regulations, not inconsistent with the foregoing provisions of this paragraph, as may from time to time be adopted by the Board of Directors of the Company. All shares of the common stock of the Company issued upon the conversion of the Series B
     Preferred  shall  be  validly  issued  and  outstanding,   fully  paid  and
     non-assessable.   All   certificates  for  shares  of  Series  B  Preferred
     surrendered for conversion as provided herein shall be cancelled and retired, and no further shares of Series B Preferred shall be issued in lieu thereof.

4. No Preemptive Rights. No holder of any shares of Series B Preferred, as such, shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of shares of any class or series, junior or senior thereto, or securities convertible into, exchangeable for, or exercisable for the purchase of, shares of any class or series, junior or senior, whether now or hereafter authorized, and whether issued for cash, property, services, by way of dividends, or otherwise.


The Warrants shall have the rights as set out in Exhibit C
----------------------------------------------------------

                                    EXHIBIT B

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                 in order to Convert Series B Preferred Shares)


     As of the date written below, the undersigned ("Holder") hereby irrevocably elects to convert _____________ shares of Series B Preferred stock ("Series B Preferred") of HIV-VAC, Inc. ("HIV-VAC" or the "Company"), a Nevada corporation, into _______________ shares of common stock, par value $0.001 per share of HIV-VAC (the "Common Stock") according to the conditions of the Subscription Agreement of the Company dated as of June , ___, 2002, and the Certificate of Designation, Powers, Preferences and Rights of the Preferred Stock, Series B of HIV-VAC, Inc. (the "Certificate of Designation"). If the Common Stock is to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

     The Company is hereby instructed to issue a certificate or certificates for the number of shares Common Stock set forth above (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:


                  Name:    ____________________________

                  Address: ____________________________
                           ____________________________
                           ____________________________
                           ____________________________

                  Date:    ____________________________


                  Authorized
                  Signature:  _________________________

                  Name:       _________________________

                  Title:   ____________________________

                                    EXHIBIT C



                                WARRANT AGREEMENT
                                -----------------

THIS WARRANT AGREEMENT (the "Agreement") is made and entered into as of June ____, 2002, by and between HIV-VAC, Inc., a Nevada corporation (the "Company")
and                     ("The Warrant Holder").

WHEREAS, the Company proposes to conduct an offering (the "Offering") of up to 300,000 units, each unit comprising one Series B Preferred share and ten warrants as described below ; and,

WHEREAS,  the  Company  proposes  to issue  to the  purchasers  in the  Offering
certificates    representing   the   Warrants   (collectively,    the   "Warrant
Certificates"); and,

WHEREAS, the Company desires to set forth in this Agreement, among other things, the form and provisions of the Warrant Certificates and the terms and conditions under which they may be issued, transferred, exchanged, replaced and surrendered in connection with exercise of the Warrants;

NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I
                      DISTRIBUTION OF WARRANT CERTIFICATES
                      ------------------------------------

1.1 Form of Warrant Certificates. The Warrant Certificates for the Warrants shall be issued together with the purchase and assignment forms to be printed on the reverse thereof, shall be substantially in the form of EXHIBIT i, and in addition, may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement or as, in any particular case, may be required, in the opinion of the Company, to comply with any law or with any rule or regulation of any regulatory authority or agency, or to conform to customary usage.

1.2 Execution of Warrant Certificates. The Warrant Certificates shall be executed on behalf of the Company by its Chairman or Vice Chairman of the Board, or President or any Vice President, and by its Chief Financial Officer or any Assistant Treasurer or Secretary or any Assistant Secretary, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be manually countersigned and dated the date of countersignature by the Transfer Agent and shall not be valid for any purpose unless so countersigned and dated. In the case any authorized officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company either before or after delivery thereof by the Company , the signature of such person on such Warrant Certificates, nevertheless, shall be valid and such Warrant Certificates may be countersigned by the Transfer Agent and issued and delivered to those persons entitled to receive the Warrants represented by thereby with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company.

1.3 Issuance and Distribution of Warrant Certificates. Upon completion of the Offering, the Company shall deliver to the Transfer Agent an adequate supply of Warrant Certificates for the Warrants executed on behalf of the Company as described in Section 1.2 hereof. Upon receipt of an order from the Company, the Trnasfer Agent shall within three (3) business days complete and countersign the Warrant Certificates representing the total number of Warrants to be issued as part of the Units, and shall deliver such Warrant Certificates pursuant to written instructions of the Company.

                                   ARTICLE II
                 WARRANT EXERCISE PRICE AND EXERCISE OF WARRANTS
                 -----------------------------------------------

2.1 Exercise Price. Each Warrant Certificate for Warrants shall, when signed and countersigned as set forth in Section 1.2 of this Agreement, entitle the registered holder thereof to purchase from the Company one Common Share for each Warrant represented thereby at an exercise price (the "Exercise Price") of $1.50 (the "Minimum Exercise Price"). The number of Common Shares issuable upon exercise of a Warrant and the Exercise Price may be adjusted from time to time pursuant to the provisions of Article III of this Agreement.

2.2 Exercisability of Warrants. Each Warrant may be exercised at any time after issuance, but not after 5:00 pm, central time on December 31, 2003, unless extended for an additional year at the Company's option by written notice given to the Transfer Agent on or before December 1, 2003 (the "Exercise Deadline").

2.3 Procedure for Exercise of Warrants.At anytime after the date of issuance and before the Exercise Deadline, Warrants may be exercised by surrendering the Warrant Certificates representing such Warrants to the Company at its offices as specified in Section 7.15 of this Agreement (the "Principal Office") with the election to purchase form set forth on the Warrant Certificate duly completed and executed, with signature guaranteed by an eligible guarantor institution that is a participant in a signature guarantee program acceptable to the Company ("Signature Guaranteed"), accompanied by payment in full of such taxes as are specified in Section 7.1 hereof and the Exercise Price in effect at the time of such exercise, for each Common Share with respect to which such Warrants are being exercised. The Exercise Price and taxes shall be paid in full by certified check or money order payable in United States currency to the order of the Company. The date on which the Warrants are exercised is sometimes referred to herein as the "Exercise Date."

2.4 Issuance of Common Shares. As soon as practicable after the Exercise Date, the Company shall cause the Transfer Agent to transfer to the exercising Warrant holder, in certificated or uncertificated form, that number of Common Shares to which such holder is entitled in accordance with the instructions set forth in the election to purchase. All Common Shares issued on exercise of any Warrants shall be validly authorized and issued, fully paid and nonassessable, and free from all taxes, liens and charges created by the Company in respect of the issue thereof, and shall be previously unissued shares. Each person entitled to Common Shares pursuant to instructions set forth in the election to purchase shall for all purposes be deemed to have become the beneficial owner on the Exercise Date of the Common Shares to be issued upon exercise of the Warrants covered by election to purchase, irrespective of the date of issuance or delivery of the Common Shares. Promptly after a Registration Statement has been declared effective by the Securities and Exchange Commission (the "SEC"), the Company shall cause notice thereof or a copy of the prospectus covering the Common Shares to be mailed to the Transfer Agent and each registered holder of Warrants.

2.5 Certificate of Unexercised Warrants. In the event that less than all of the Warrants represented by a Warrant Certificate are exercised, the Warrant Agent shall countersign and mail, by first class mail, within 30 days of the Exercise Date, to the registered holder of such Certificate, or such other person as shall be designated in the election to purchase, a new Warrant Certificate representing the number of full Warrants not exercised. In no event shall a fraction of a Warrant be exercised, and the Warrant Agent shall distribute no Warrant Certificates representing fractions of Warrants under this or any other section of this Agreement. Final fractions of Common Shares shall be treated as provided in Section 3.14.

2.6 Disposition of Proceeds. The Transfer Agent shall account at least quarterly (or more frequently at the request of the Company; provided that in no event shall the Transfer Agent be required to account more frequently than monthly) to the Company with respect to Warrants exercised.

                                   ARTICLE III
                        ADJUSTMENTS AND NOTICE PROVISIONS
                        ---------------------------------

3.1 Adjustment of Exercise Price. Subject to the provisions of this Article III, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a) In case the Company shall at any time after the date the Warrants were first issued (1) declare a dividend on its outstanding common stock payable in shares of its capital stock, (2) subdivide its outstanding common stock, (3) combine its outstanding common stock into a smaller number of shares, or (4) issue any shares of its capital stock by reclassification of its common stock (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving entity), then, in each case, the Minimum Exercise Price, and the number of Common Shares issuable upon exercise of the Warrants, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the registered holders after such time shall be entitled to receive the aggregate number and kind of shares which, if the Warrants had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) In case the Company shall issue or fix a record date for the issuance to all holders of its common stock of rights, options, or warrant to subscribe for or purchase the Company's common stock (or securities convertible into or exchangeable for the Company's common stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for the Company's common stock) less than the Market Price of the common stock on such record date, then, in each case, the Minimum Exercise Price shall be adjusted by multiplying the Minimum Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of common stock outstanding on such record date plus the number of shares of common stock which the aggregate offering price of the total number of shares of common stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Market Price and the denominator of which shall be the number of shares of common stock outstanding on such record date plus the number of additional shares of common stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable); provided, however, that no such adjustment shall be made which results in an increase in the Minimum Exercise Price. Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of common stock (or securities convertible into or exchangeable for shares of common stock) are not delivered, the Minimum Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the Minimum Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of common stock (or securities convertible into or exchangeable for shares of common stock) actually issued. In case any subscription price may be paid in a consideration, part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of common stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

(c) In case the Company shall distribute to all holders of its common stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the surviving corporation) evidences of its indebtedness, cash or assets (other than distributions and dividends payable in shares of common stock), or rights, options, or warrants to subscribe for or purchase common stock, or securities convertible into or changeable for shares of common stock (excluding those with respect to the issuance of which an adjustment of the Minimum Exercise Price is provided pursuant to Section 3.1(d) hereof), then, in each case, the Minimum Exercise Price shall be adjusted by multiplying the Minimum Exercise Price, in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Market Price of the common stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Market Price of the common stock. Such adjustment shall become effective at the close of business on such record date.

(d) In any case in which this Article III shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the holders of the Warrants, if any holder has exercised a Warrant after such record date, the Common Shares, if any, issuable upon such exercise over and above the Common Shares issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such exercising holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(e) Upon each adjustment of the Minimum Exercise Price as a result of the calculations made in Sections 3.1(a) or 3.1(b) hereof, the holders of Warrants shall thereafter be entitled to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of the Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

3.2 Definition of Market Price. As used in this Agreement, the term "Market Price" shall mean:

(i) if the Common Shares are listed, or admitted to unlisted trading privileges on a national securities exchange, or is traded on the Nasdaq National Market or the Nasdaq Small-Cap Market, the last reported high bid price on the each trading day of any measurement period to which such Market Price relates, in each case as officially reported by the principal securities exchange on which the Common Shares are listed or admitted to unlisted trading privileges or by the Nasdaq National Market or Nasdaq Small-Cap Market, or

(ii) if the Common Shares are not listed or admitted to unlisted trading privileges, on any national securities exchange, or traded on the Nasdaq National Market or Nasdaq Small-Cap Market, but is traded on the OTC Bulletin Board of the Nasdaq Stock Market, Inc. (the "OTCBB"), then the Market Price is the last reported high bid price of the Common Shares reported by the OTCBB; or

(iii) if the Common Shares are not listed or admitted to unlisted trading privileges, on any national securities exchange, or traded on the Nasdaq National Market, Nasdaq Small-Cap Market, or the OTCBB but is traded in the over-the-counter market, then the Market Price is the last reported high bid price of the Common Shares reported by the National Quotation Bureau, Inc. or similar bureau if the National Quotation Bureau, Inc. is no longer reporting such information on the date of the event to which such Market Price relates, and if no such prices are reported on such date, then the average of the last so reported high bid prices on the last five trading days on which such prices are reported immediately preceding such date; or

(iv) if the Common Shares are neither listed, nor admitted to unlisted trading privileges on a national securities exchange, nor traded on the Nasdaq National Market or Nasdaq Small-Cap Market, nor on the OTCBB, nor traded in the over-the-counter market, then the fair market value of the Common Shares, not less that the book value thereof, as of the date of the event to which such Market Price relates, as determined in good faith (using customary valuation methods) by the Board of Directors of the Company, which determination shall be evidenced by a resolution of the Board of Directors and based on the best information available to it.

3.3 Merger and Consolidation. In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, the Company shall (a) execute with the Warrant Agent an agreement providing that the holders of the Warrants shall have the right thereafter to receive upon exercise of the Warrants solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of the Company's common stock for which the Warrants might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance, and (b) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments that shall be as nearly equivalent as practicable to the adjustments in Section 3.1.

3.4 Reclassification. In case of any reclassification or change of the Common Shares issuable upon exercise of the Warrants (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series or shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Common Shares

(other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the holders of Warrants shall have the right thereafter to receive upon exercise of the Warrants solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of the Company's common stock for which the Warrants might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments that shall be as nearly equivalent as practicable to the adjustments in Section 3.1.

3.5 Verification of Computations. Whenever the Minimum Exercise Price is adjusted as provide in this Article III, the Company shall promptly obtain a certificate of a firm of independent public accountants of recognized standing selected by the board of directors (who may be the regular auditors of the Company) setting forth the Minimum Exercise Price, so adjusted, and a brief statement of the facts accounting for such adjustment, an shall make available a brief summary thereof to the Transfer Agent and to the holders of the Warrants, at their addresses listed on the register maintained for the purpose by the Warrant Agent.

3.6 Notice of Actions. In the event that the Company shall propose to take any action that could cause an adjustment in the Minimum Exercise Price, the Company shall cause notice of such proposal to be given to the Warrant Agent. Such notice shall specify the date on which the action is expected to take place. The Company shall cause copies of such notice to be mailed to each registered holder of Warrants at least 20 calendar days prior to the date of expected action.

3.7 Amendment to Warrant Certificates. Irrespective of any adjustments pursuant to this Article III, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear a legend or other notice of any adjustments.

3.8 Fractional Shares. The Company shall not be required upon the exercise of any Warrant to issue fractional shares of its common stock that may result from adjustments in accordance with this Article III to the Maximum Exercise Price and the Minimum Exercise Price or the number of Common Shares purchaseable under each Warrant. If more than one Warrant is exercised at one time by the same registered holder, the number of full Common Shares that shall be deliverable shall be computed based on the number of Common Shares deliverable in exchange for the aggregate number of Warrants exercised. With respect to any final fraction of a share called for upon the exercise of any Warrant or Warrants, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Market Price of a Common Share calculated in accordance with Section 3.2.

                                   ARTICLE IV
                      REPURCHASE OF WARRANTS BY THE COMPANY
                      -------------------------------------

At any time after not less than 30 calendar days written notice to the Warrant Agent and each registered holder of Warrants, the Company may repurchase all, but not less than all of the then outstanding Warrants at a price of $0.01 per Common Share issuable upon exercise of such Warrants, provided that on the date notice is given (i) the Common Stock issuable upon exercise of the Warrants shall be subject to an effective registration statement under the Securities Act, and (ii) the Market Price of the Common Shares for the 20 preceding consecutive trading days shall have been at least two times the Exercise Price of the Warrants to be repurchased. During the notice period provided above, the holder of Warrants may give notice of exercise of the Warrants called for repurchase, in which event the Company's right to repurchase the Warrants shall be suspended for the period provided for closing of the purchase of Common Shares issuable upon exercise of the Warrants.

                                    ARTICLE V
                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF REGISTERED HOLDERS
                             OF WARRANT CERTIFICATES
                             -----------------------

5.1 Rights of Warrant Holders. No Warrant Certificate shall entitle the registered holder thereof to any rights of a shareholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, to receive any notice of, or to attend, meetings of shareholders or any other proceedings of the Company.

5.2 Lost, Stolen, Mutilated or Destroyed Warrant Certificates. If any Warrant Certificate shall be lost, mutilated, stolen or destroyed, the Company in its discretion may direct the Warrant Agent to execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate for the number of Warrants represented by the Warrant Certificate so lost, mutilated, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Warrant Certificate, and of the ownership thereof, and indemnity, if requested, all satisfactory to the Company and the Warrant Agent. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company or the Warrant Agent may prescribe. Any such new Warrant Certificate shall constitute and original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at anytime enforceable by anyone.

                                   ARTICLE VI
                    SPLIT UP, COMBINATION, EXCHANGE, TRANSFER
                    AND CANCELLATION OF WARRANT CERTIFICATES
                    ----------------------------------------

6.1      Split Up, Combination, Exchange and Transfer of Warrant Certificates.
         --------------------------------------------------------------------

(a) Prior to the Exercise Deadline, Warrant Certificates, subject to the provisions of Section 6.2 and compliance with applicable law, may be split up, combined or exchanged for other Warrant Certificates representing a like aggregate number of Warrants or may be transferred in whole or in part. Any holder desiring to split up, combine or exchange a Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Warrant Agent at its Principal Office and shall surrender the Warrant Certificate or Warrant Certificates so to be split up, combined or exchanged at said office.

(b) Without the written consent of the Company (which shall not be unreasonably withheld), Warrants may not be sold, transferred or otherwise disposed of by the registered holder thereof, except to officers, directors, partners, members, employees or affiliates of such registered holder. Subject to the foregoing restriction, any applicable laws, rules or regulations restricting transferability, any restriction that may appear on a Warrant Certificate in accordance with the terms hereof, or any "stop-transfer" instructions the Company may give to the Warrant Agent to implement any such restrictions (which instructions the Company is expressly authorized to give), transfer of outstanding Warrant Certificates may be effected by the Warrant Agent from time to time upon the books of the Company to be maintained by the Warrant Agent for that purpose, upon surrender of the Warrant Certificate to the Warrant Agent at its Principal Office, with the assignment form set forth in the Warrant Certificate duly executed with Signatures Guaranteed.

(c) Upon any such surrender for split up, combination, exchange or transfer, the Warrant Agent shall execute and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Warrant Agent may require the holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination, exchange or transfer of Warrant Certificate prior to the issuance of any new Warrant Certificate.

6.2 Cancellation of Warrant Certificates. Any Warrant Certificate surrendered upon the exercise of Warrants or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, shall be cancelled and shall not be reissued by the Company; and, except in the case of the exercise of less than all of the Warrants evidenced by a Warrant Certificate or as provided in Section 6.1 in the case of a split up, combination, exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such cancelled Warrant Certificate. Any Warrant Certificate so cancelled shall be destroyed by the transfer Agent, unless otherwise directed by the Company.

6.3 Agreement of Warrant Holders. Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and with every other holder of a Warrant that: (a) transfer of the Warrant Certificates shall be registered on the books of the Company maintained for that purpose by the Transfer Agent only if surrendered at the Principal Office of the Transfer Agent, duly endorsed or accompanied by a proper instrument of transfer, with Signatures Guaranteed; and, (b) prior to due presentment for registration of transfer, the Company may treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company or the Transfer Agent) for all purposes whatsoever, and neither the Company nor the Transfer Agent shall be affected by any notice to the contrary.

In Witness Whereof, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

HIV-VAC, INC.


By:____________________________
Name:__________________________
Title:_________________________


SUBSCRIBER


By:____________________________
Name:__________________________
Title:_________________________

                                                                   EXHIBIT i
                                                                   ---------

No.____                                                            ____ Warrants

                                  HIV-VAC, INC.

                          Common Stock Purchase Warrant

                 Not exerciseable after 5:00, pm, Central time,
                              On ___________, 2003,
         Unless extended for an additional year at the Company's option

THIS CERTIFIES THAT: ________________________________

Or registered assigns is the registered holder (the "Registered Holder") of the number of Warrants set forth above, each of which represents the right to purchase one fully paid and nonassessable share of the common stock, no par value (the "Common Stock"), of HIV-VAC, Inc. (the "Company") at an exercise price of $1.50, at any time after issuance hereof, but not after 5:00 pm, central time on December 31, 2003, unless extended for an additional year at the Company's option by written notice given to the Subscriber on or before December 1, 2003 (the "Exercise Deadline"), by surrendering this Warrant Certificate, with the Form of Election to purchase on the reverse side hereof duly executed at the office maintained by the Compay or its agent, and by paying in full the Exercise Price, plus transfer taxes, if any. Payment of the Exercise Price shall be made in United States currency, by certified check or money order payable to the order of the Company.

No Warrant may be exercised after the Exercise Deadline. All Warrants evidenced hereby shall thereafter become void.

Without the written consent of the Company (which shall not be unreasonably withheld), Warrants may not be sold, transferred or otherwise disposed of by the registered holder thereof, except to officers, directors, partners, members, employees or affiliates of such registered holder. Subject to the foregoing restriction, any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate, the Registered Holder shall be entitled to transfer this Warrant Certificate in whole or in part upon surrender of this Warrant Certificate at the office of the Transfer Agent maintained for that purpose with the form of assignment on the reverse side hereof duly executed, with signatures guaranteed. Upon such a transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants will be issued in accordance with instructions in the form of assignment.

Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant Certificate in respect of the Warrants not exercised.

No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share which the Registered Holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

This Warrant Certificate shall not entitle the Registered Holder to any of rights of a shareholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of shareholders or any other proceedings of the Company.

This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

                                             HIV-VAC, INC.

              [SEAL]

                                             By: _______________________________


                                             ATTEST:

                                             ___________________________________
                                                          Treasurer

Countersigned:

Dated:__________________________             ___________________________________

                          FORM OF ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise _________ of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

Issue to:_______________________________________________________________________
                                     (Name)

________________________________________________________________________________
                          (Address, Including Zip Code)

________________________________________________________________________________
                (Social Security or other Tax Identifying Number)

Deliver to:_____________________________________________________________________
                                     (Name)

________________________________________________________________________________
                          (Address, Including Zip Code)

If the number of warrants hereby exercised does this Warrant Certificate represent less than all the Warrants, the undersigned requests that a new Warrant Certificate representing the number of full Warrants not exercised be issued and delivered as set forth.

In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $_____ by certified check or money order payable in the United States currency to the order of the Company.

Dated:__________________

______________________________________       ___________________________________

  (Insert Social Security Number or            (Signature of Registered Holder)
 other identifying number of holder)

                                             ___________________________________
                                               (Signature of Registered Holder,
                                                       if co-owned)

 NOTE: Signature must conform in all respects to the name of holder as specified on the face of the Warrant Certificate.